INDUSTRIAL AEROSPACE & DEFENSE 2021 First Quarter Earnings Call May 12, 2021 This presentation contains certain statements that are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (the “Act”). The words “may,” “hope,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” and other expressions, which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements, although not all forward-looking statements are accompanied by such words. We believe that it is important to communicate our future expectations to our stockholders, and we, therefore, make forward-looking statements in reliance upon the safe harbor provisions of the Act. However, there may be events in the future that we are not able to accurately predict or control and our actual results may differ materially from the expectations we describe in our forward-looking statements. Forward-looking statements, including statements about outlook for future quarters, the expected and potential direct or indirect impacts of the COVID-19 pandemic on our business, the realization of cost reductions from restructuring activities and expected synergies, the number of new product launches and future cash flows from operating activities, involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the duration and severity of the COVID-19 pandemic and its impact on the global economy; changes in the price of and demand for oil and gas in both domestic and international markets; any adverse changes in governmental policies; variability of raw material and component pricing; changes in our suppliers’ performance; fluctuations in foreign currency exchange rates; changes in tariffs or other taxes related to doing business internationally; our ability to hire and retain key personnel; our ability to operate our manufacturing facilities at efficient levels including our ability to prevent cost overruns and reduce costs; our ability to generate increased cash by reducing our working capital; our prevention of the accumulation of excess inventory; our ability to successfully implement our divestiture; restructuring or simplification strategies; fluctuations in interest rates; our ability to successfully defend product liability actions; as well as the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID- 19, natural disasters, terrorist attacks and other similar matters. We advise you to read further about these and other risk factors set forth in Part II, Item 1A of this Quarterly Report on Form 10-Q and Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020, which is filed with the Securities and Exchange Commission ("SEC") and is available on the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See page 16 for information on the use of non-GAAP financial measures.

1Q’21 y/y vs. 4Q’20 2 Backlog Orders Organic % Revenue Organic % AOI AOI % GAAP EPS Adj. EPS FCF 421 227 181 12 6.9% $(0.35) $0.24 (21) 0% 9% 7% (6)% (8)% 12% 110 bps n/a 20% 23% 11% 35% 34% (13)% (14)% (47)% (430) bps n/a (64)% n/a Organic orders strength driven by large orders in Defense and recovery across virtually all Industrial end markets Sequential financial performance impacted by typical seasonality Revenue lower versus prior year driven by backlog entering the year … in line with expectations Adjusted operating margin of $12 / 6.9% ... expect strong expansion through 2021 FCF driven by timing of annual disbursements Comments on 1Q’21 results Strong start to 2021 Organic revenue, Adjusted Operating Income (AOI), Adjusted EPS, and Free Cash Flow (FCF) are non-GAAP measures ($ millions except EPS) 1Q’21 Reported Results

1Q'21 Industrial Segment Highlights

CIRCOR

($ millions)

Orders



$136
$132
$122
$154
1Q'20 Reported
1Q'20
4Q'20
1Q'21
Continuing Ops

Organic	
vs. 4Q'20	y/y
+25%	+11%

1Q 2021 Orders

- Broad market recovery with particular strength in EMEA, China, and rest of Asia
- Timing of large international project orders in downstream
- Book-to-bill of 1.3x

Revenue



$127
$122
$131
$121
1Q'20 Reported
1Q'20
4Q'20
1Q'21
Continuing Ops

Organic	
vs. 4Q'20	y/y
(9)%	(6)%

1Q 2021 Revenue

- Entered 2021 with lower backlog driven by COVID-19
- Revenue impacted by COVID-related customer issues

AOI



4.1%
$5
4.2%
$5
9.5%
$12
8.1%
$10
1Q'20 Reported
1Q'20
4Q'20
1Q'21
Continuing Ops

AOI expansion	
vs. 4Q'20	y/y
(150)bps	+380bps

1Q 2021 AOI

- Favorable y/y results driven by non-repeat of a one-time write off in 1Q'20 partially offset by lower sales volume
- Organic decrementals of 32% excl. prior year write off
- Expect operating margins to expand through the year

Organic revenue and Adjusted Operating Income (AOI) are non-GAAP measures

Continuing Ops figures exclude the impact of businesses divested prior to the end of 1Q 2021.

3

Numbers may not add due to rounding

1Q'21 Aerospace & Defense Segment Highlights

CIRCOR

($ millions)

Orders


$72
$47
$73
1Q'20
4Q'20
1Q'21

Organic	
vs. 4Q'20	y/y
+55%	0%

1Q 2021 Orders

- Received large Defense orders for JSF program and CVN aircraft carriers
- Sequential improvement in Commercial Aerospace but demand remains below pre-COVID 19 levels

Revenue


$65
$78
$60
1Q'20
4Q'20
1Q'21

Organic	
vs. 4Q'20	y/y
(23)%	(10)%

1Q 2021 Revenue

- Lower sequential and y/y revenue driven by timing of large defense shipments
- Continued slow recovery in commercial aerospace

AOI


19.1%
24.0%
17.8%
$12
$19
$11
1Q'20
4Q'20
1Q'21

AOI expansion	
vs. 4Q'20	y/y
(620)bps	(130)bps

1Q 2021 AOI

- Lower AOI driven by sales volume and mix
- Organic decrementals of 29%
- Expect operating margins to expand through the year

Organic revenue and Adjusted Operating Income (AOI) are non-GAAP measures

4

Numbers may not add due to rounding

1Q’21 Cash Flow and Debt Position 5 1Q’201Q’21 y/y $(24)$(18) 26% Free cash flow in line with typical seasonality and timing of annual disbursements FCF improvement primarily driven by exit of upstream oil & gas Total debt reduced by $65 / (11)% … net debt up 7% driven by 1Q’21 FCF Expect to improve net debt to adjusted EBITDA leverage by >1 turn in 2021 Comments on 1Q’21 Results (3)(3) 1% $(27)$(21) 23% $602$537 (11)% 17176 (56)% $431$461 7% Cash Flow from Operations Capital Expenditures, net Free Cash Flow Total Debt Cash and Cash Equivalents Net Debt Free cash flow and net debt are non-GAAP measures ($ millions)

2Q’21 2021 Guide 2Q’21 and 2021 Financial Framework Org. revenue growth Adjusted EPS 2Q commentary 2021 commentary • Industrial: Recovery across virtually all end markets … deliveries increase in 2H’21 • A&D: Timing of backlog and large defense orders driving strong 2H’21… gradual improvement in Commercial Aerospace • Corporate and interest expenses in line with 1Q • Strong start to 2021 … now expect revenue at high end of previous guidance and EPS of $2.10 to $2.30 • FCF conversion remains at 85 – 95% • CIRCOR Operating System continues to drive broad-based operational improvements FCF Conversion % of adjusted net income 6 Organic revenue, Adjusted EPS, and Free Cash Flow (FCF) are non-GAAP measures High confidence in delivering 2021 commitments (2) – (4)% 2 - 4% $0.30 - $0.35 $2.10 - $2.30 FCF breakeven to slightly negative 85 - 95% Previous 0 - 4% $2.00 - $2.20 85 - 95%

2Q’21 Industrial Revenue Outlook 7 L o n g C y c le S h o rt C y c le Primary End Market Share of 2020 revenue 2Q’21 y/y revenue Downstream Commercial Marine Midstream O&G Other end markets Long-cycle total Memo: Price Total Industrial Chemical processing Power Generation Machinery manufacturing Building & construction Wastewater Aftermarket Short-cycle total 10% 9% 5% 16% 40% 1% 100% 7% 7% 6% 1% 1% 37% 60% (1) – 3% (3) – 1% (3) – 3% 0 – 4% (1) – 3% 1% 1 – 4% 1 – 5% (1) – 3% 1 – 5% 0 – 4% 3 – 8% 3 – 6% 2 – 5% Refinery project & aftermarket activity improving Global ship building slowly recovering Global capex activity improving 2020 carry over and surgical pricing Improving as consumer demand increases Global capex activity improving Recovery in OEM orders Commercial activity picking up Increased utilization driving higher demand Numbers may not add due to rounding Organic revenue flat to (4)%

2Q’21 A&D Revenue Outlook 8 D e fe n s e C o m m e rc ia l Primary End Market Share of 2020 revenue 2Q’21 y/y revenue Top programs Other OEM Aftermarket Memo: Price Defense subtotal Boeing / Airbus Other OEM Aftermarket Memo: Price Commercial subtotal Other end markets Total A&D 27% 23% 19% 4% 69% 7% 7% 2% 2% 16% 15% 100% 5 – 10% ~ Flat ~ Flat 3% 0 – 5% (5) – (10)% (10) – (15)% (10) – (15)% 3% (10) - (15)% (10) – (15)% ~Flat – (5)% Growth from CVN, Virginia and Dreadnought Expect 2H growth from new and existing programs Slower spares shipments offset by higher MRO Expect full year pricing in line with 2020 COVID-19 impact on demand for new aircraft Signs of recovery, still below pre-COVID levels COVID-19 impact on air traffic and utilization Expect full year pricing in line with 2020 Timing of medical/industrial … expect 2H growth Numbers may not add due to rounding JSF, submarines, carriers, DDG Drone, missile, helicopter, other Biz/regional jets, helicopters, civil, other Organic revenue down (1) – (6)%

2021+ Strategic Priorities

CIRCOR

2021+ Strategic Priorities

CIRCOR

People	• Attract, develop, and retain top talent • Foster diversity, equity, and inclusion
Accelerate Growth	• Invest in differentiated technology and digital – New products – Aftermarket support technology – Enhanced customer interface • Expand regionally
Expand Margins	• Value based pricing that reflects technology and market position • Ongoing simplification to address structural cost opportunity • Expand low-cost manufacturing and back-office operations • Manufacturing and supply chain optimization through CIRCOR Operating System
Allocate Capital Effectively	• Enhance FCF with more efficient working capital management • Prioritize deleveraging • Target 2.0x to 2.5x net debt to adjusted EBITA leverage ratio

1Q'21 Update

Planning to launch 45 new products in 2021 … approaching 3-year NPD vitality of ~10%

Launched CIRCOR SmartApp in Industrial … will achieve >50% product coverage in 1H'21

Continued investment in aftermarket growth with new A&D repair and overhaul center in Virginia

Seeing broad-based operational improvements driven by the CIRCOR Operating System

Investing to deliver long-term customer and shareholder value

9

10 Appendix

1Q'21 Selected Items

($ millions, except EPS)

	Q1 2021			Q1 2020			
	GAAP	Special	Adjusted	GAAP	Special	Adjusted	Adj Ex Div*
Sales	**180.7**	**-**	**180.7**	**192.2**	**-**	**192.2**	**187.3**
Gross margin	56.1	5.5498	61.6	60.0	3.8	63.9	63.8
SG&A	56.5	(7.3)	49.2	59.6	(6.7)	52.8	52.8
Goodwill impairment charge	-	-	-	116.2	(116.2)	-	-
Special & restructuring income, net	(0.8)	0.8	-	(42.3)	42.3	-	-
Operating (loss) income	**0.4**	**12.1**	**12.4**	**(73.4)**	**84.4**	**11.0**	**11.0**
Interest expense	8.4	0.0	8.4	9.0	-	9.0	
Other (income) expense	(1.5)	0.0	(1.5)	(2.7)	-	(2.7)	
Pre-tax	(6.5)	12.0	5.6	(79.7)	84.4	4.7	
Tax benefit (provision)	(0.4)	(0.3)	(0.7)	(8.4)	7.6	(0.7)	
Net income (loss) from continuing operations	**(6.9)**	**11.7**	**4.8**	**(88.1)**	**92.1**	**4.0**	
Net (loss) income from discontinued operations	**(0.2)**	**0.2**	**-**	**9.2**	**(9.2)**	**-**	
Net (loss) income	**(7.1)**	**11.9**	**4.8**	**(78.9)**	**82.9**	**4.0**	
EPS - continuing operations	**$ (0.34)**		**$ 0.24**	**$ (4.42)**		**$ 0.20**	
EPS - net (loss) income	**$ (0.35)**		**$ 0.24**	**$ (3.96)**		**$ 0.20**	

Restructuring & Special Charges (excluded from AOI)

	Q1 2021	Q1 2020
Special charges in cost of goods sold		
Acquisition-related depreciation & amortization	**5.5**	**4.4**
Restructuring	-	(0.6)
- subtotal	**5.5**	**3.8**
Special charges in operating expenses		
Acquisition-related depreciation & amortization	7.3	6.8
Impairment charges		116.2
Gain on sale of business	(1.9)	(54.6)
Loss from divested business		1.4
Issuance fee amortization		3.5
Professional Fees relating to tender		2.4
Cyber incident		0.7
Other business sales		0.2
Other special / restructuring charges	1.1	4.0
- subtotal	**6.5**	**80.6**
Total	**12.1**	**84.4**

* Adj Ex Div & Disc Ops: Adjusted P&L items excluding the impact of divested businesses (Spence/Nicholson and Instrumentation & Sampling) and discontinued operations (Engineered Valves and Distributed Valves).
EPS: (Loss) Per Share or Diluted Earnings Per Share

11

Numbers may not add due to rounding

Organic orders and revenue – vs. 1Q’20 12 CIRCOR Industrial Aerospace & Defense 1Q'21 1Q'20 V% 1Q'21 1Q'20 V% 1Q'21 1Q'20 V% Reported Orders $ 226,693 $ 208,474 9% $ 153,695 $ 136,443 13% $ 72,999 $ 72,031 1% Divestitures - (4,449) - (4,449) - - FX (8,690) - (7,549) - (1,141) - Organic Orders $ 218,003 $ 204,025 7% $ 146,146 $ 131,994 11% $ 71,858 $ 72,031 0% CIRCOR Industrial Aerospace & Defense 1Q'21 1Q'20 V% 1Q'21 1Q'20 V% 1Q'21 1Q'20 V% Reported Revenue $ 180,655 $ 192,213 -6% $ 120,654 $ 126,720 -5% $ 60,001 $ 65,493 -8% Divestitures - (4,900) - (4,900) - - FX (7,522) - (6,356) - (1,165) - Organic Revenue $ 173,133 $ 187,313 -8% $ 114,298 $ 121,820 -6% $ 58,836 $ 65,493 -10% ($ in thousands)

Organic orders and revenue – vs. 4Q’20 13 ($ in thousands) CIRCOR Industrial Aerospace & Defense 1Q'21 4Q'20 V% 1Q'21 4Q'20 V% 1Q'21 4Q'20 V% Reported Orders $ 226,693 $ 168,486 35% $ 153,695 $ 121,690 26% $ 72,999 $ 46,796 56% Divestitures - - - - - - FX (1,670) - (1,381) - (289) - Organic Orders $ 225,024 $ 168,486 34% $ 152,314 $ 121,690 25% $ 72,710 $ 46,796 55% CIRCOR Industrial Aerospace & Defense 1Q'21 4Q'20 V% 1Q'21 4Q'20 V% 1Q'21 4Q'20 V% Reported Revenue $ 180,655 $ 208,352 -13% $ 120,654 $ 130,513 -8% $ 60,001 $ 77,839 -23% Divestitures - - - - - - FX (1,568) - (1,289) - (279) - Organic Revenue $ 179,087 $ 208,352 -14% $ 119,365 $ 130,513 -9% $ 59,722 $ 77,839 -23%

CIRCOR End Market Exposure 14 Commercial Aerospace (5%) Defense (17%) Numbers may not add due to rounding. Machinery Manufacturing Commercial Marine Chemical Processing Midstream O&G Power Building & Construction Wastewater Other End Markets Downstream O&G (7%) Aerospace & Defense (8%) Industrial (24%) OEM 67% • Completed exit from Upstream Oil & Gas with divestiture of Distributed Valves • Large global installed base driving higher margin Aftermarket orders, mitigating broader economic decline • Key program wins and existing platform growth in Defense driving strong performance • Strength in Defense offsetting pressure in Commercial Aerospace due to COVID-19 • Diversified Industrial portfolio with no single end market contributing more than 7% of revenue CIRCOR 2020 Revenue by End Market Comments Aftermarket Industrial Aerospace & Defense 33% 26% 41% Note: Revenue excludes divested businesses. Other End Markets (4%)

Financial goals • +100 to 150 bps higher than end market growth driven by strategic initiatives • Continued execution on price initiatives • Near term (18-24 months) AOI% outlook • Industrial: low teens • A&D: mid-20s • CIRCOR Operating System delivering improved operating performance • FCF conversion of 90-95% of adjusted net income • Intense focus on working capital • Operating cash flow used to pay down debt • Targeting long-term leverage ratio of 2 to 2.5x net debt to adjusted EBITDA Organic Growth Margin Expansion Free Cash Flow Debt & Leverage 15

Use of Non-GAAP Financial Measures Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth (and such measures further excluding discontinued operations). These non- GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to- period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example: • We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facili ties. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs. • We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs. • We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies. • We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. • We exclude the results of discontinued operations. • We exclude goodwill impairment charges. • Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures completed prior to April 4, 2021 were completed on January 1, 2020 and excluding the impact of changes in foreign currency exchange rates. CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our peers. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company’s first quarter 2021 news release available on its website at www.CIRCOR.com. 16